UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009 (October 6, 2006)

ATRISCO OIL & GAS, L.L.C.
 (Exact name of registrant as specified in its charter)

New Mexico	000-52246	56-2613010
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 Montano Road NW, Suite B, Albuquerque, New Mexico	87107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 836-0306

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) In connection with the filing by Atrisco Oil & Gas, L.L.C., a New Mexico limited liability company (the “Registrant”), of its Form 10-SB, filed on September 30, 2006, and the Form 10-SB/A, filed on October 6, 2006, with the Securities and Exchange Commission (the “SEC”), Grant Thornton LLP (“Grant Thornton”) was engaged to perform an audit of the Registrant’s balance sheet as of September 29, 2006. Such audit report was included in the Form 10-SB/A, filed October 6, 2006. After October 6, 2006, Grant Thornton provided no further services for the Registrant, and was effectively dismissed by the Registrant’s Board of Directors on that date. However, Grant Thornton did not learn of such dismissal until March 20, 2009. In order to comply with SECPS requirements, on March 23, 2009, Grant Thornton submitted the notification letter indicating that the client-auditor relationship had ceased, effective October 6, 2006. Grant Thornton has not performed any services for the Registrant since the filing of the Registrant’s Form 10-SB/A on October 6, 2006.

No report of Grant Thornton on the Registrant’s financial statements included in the Registrant’s Form 10-SB, filed with the SEC on September 29, 2006, and the Registrant’s Form 10-SB/A, filed with the SEC on October 6, 2006, contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from the engagement of Grant Thornton on September 27, 2006 to the filing of the Registrant’s Form 10-SB/A with the SEC on October 6, 2006, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference thereto in any report. During this period, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). Grant Thornton was not consulted on any accounting matter from October 6, 2006 through the date of this filing.

The Registrant requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On October 6, 2008, the Registrant engaged the firm of Pattillo, Brown and Hill, LLP (“PBH”) as the Registrant’s principal independent accountant to audit the Registrant’s financial statements. The members of the Registrant’s Board of Directors unanimously approved the engagement of PBH.

Prior to the engagement of PBH, neither the Registrant nor any person on the Registrant’s behalf consulted PBH regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP, dated April 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRISCO OIL & GAS, L.L.C.

Date: April 23, 2009

By: /s/ Peter Sanchez
    Peter Sanchez
    Chief Executive Officer and Chief Financial Officer

EXHIBITS

Exhibit
Number	Description
16.1	Letter from Grant Thornton LLP, dated April 23, 2009